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                               Janus Aspen Series
                         Small Company Value Portfolio

                         Supplement Dated June 30, 2005
                      to Currently Effective Prospectuses

On July 1, 2005, the subadvisory contract which named Bay Isle Financial LLC subadviser for Small Company Value Portfolio expired by its terms. Janus Capital Management LLC will continue as the adviser and the current portfolio manager will now manage the Portfolio as a Janus employee.